SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                         Date of Report: JUNE 1, 2000



                       GOLDEN EAGLE INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)



     Colorado                    0-23726                 84-1116515
  (State of other               (Commission              (IRS Employer
   jurisdiction of               File Number)           Identification No.)
   incorporation)


    12401 South 450 East, Building D2, Suite A, Salt Lake City, Utah 84020
             (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (801) 619-9320

Item 5.   Other Events

     On June 1, 2000, the board of directors of Golden Eagle International, Inc., adopted its 2000 Employee and Consultant Stock Compensation Plan which provides for compensation payable to employees and consultants to Golden Eagle by issuing shares of its common stock or options to purchase its common stock. The plan reserves the right to issue up to 20,000,000 shares in the discretion of the Board of Directors.

Item 7.   Financial Statements and Exhibits

     (A)  Financial Statements of Businesses Acquired   None
     (B)  Pro forma financial information   None
     (C)  Exhibits
          10. Golden Eagle International, Inc. 2000 Employee and Consultant Stock Compensation Plan


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GOLDEN EAGLE INTERNATIONAL, INC.

July 14, 2000                       By: /s/ Terry C. Turner
                                    ------------------------------
                                    Terry C. Turner, President